Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Steve Daly, Chief Executive Officer of Instructure Holdings, Inc. (the “Company”), and Dale Bowen, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Quarterly Report”), to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2023	By:	/s/ Steve Daly
Steve Daly
Chief Executive Officer (Principal Executive Officer)

Date: May 3, 2023	By:	/s/ Dale Bowen
Dale Bowen
Chief Financial Officer (Principal Financial Officer)